Guarantees and purchase obligations	12 Months Ended
Dec. 31, 2018
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Guarantees and purchase obligations
36.	Guarantees and purchase obligations

At 31 December 2018, outstanding purchase commitments with respect to property, plant and equipment, inventory, advertising and sponsorship amount to TL 1,353,789 (31 December 2017:TL 592,956). Payments for these commitments will be made within 5 years.

The Group is contingently liable in respect of letters of guarantee obtained from banks and given to public institutions and private entities, and financial guarantees provided to subsidiaries amounting to TL 6,530,374 at 31 December 2018 (31 December 2017: TL 4,926,916).

At 31 December 2018, there is no commitments regarding lifecell’s 3G (31 December 2017:UAH 217,793).